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                                                                   Exhibit 10.13


Certain portions of this Exhibit have been omitted pursuant to a request for "Confidential Treatment" under Rule 24b-2 of the Securities and Exchange Commission. Such portions have been redacted and bracketed in the request and appear as [ ] in the text of this Exhibit. The omitted confidential information has been filed with the Securities and Exchange Commission.


          ADDENDUM TO THE AGREEMENT FOR PURCHASE OF EQUIPMENT AGREEMENT

After negotiations by both parties, Provision 4.4 of Article 4 in the "Agreement for Purchase of Equipment" is amended as follow:

After approval of preliminary inspection and before packaging for shipment, Party B shall, by presenting the signed approval of the preliminary inspection, airway bill, invoice and quality certification, request for payment by Party A
of US$[                                                ] US Dollars). Ten days
after the full set of equipment is on actual production, Party B shall, by presenting the test run approval and receipt and acceptance certificates, request payment by Party A of US$[
        ] US Dollars).

Party A: China Card I.C.(Shanghai) Co., Ltd.     Party B: American Pacific
                                                 Aviation & Tech Corp.